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                                                                                                      THE LINCOLN NATIONAL LIFE
SEI VARIABLE ANNUITY                                                                                  INSURANCE COMPANY
                                                 VARIABLE ANNUITY APPLICATION                         FORT WAYNE,INDIANA


     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   CONTRACT OWNER MAXIMUM AGE OF CONTRACT OWNER IS 90.

     _____________________________________________________________      Social Security number/TIN  |_|_|_|-|_|_|-|_|_|_|_|
     Full legal name or  trust name*

     _____________________________________________________________
     Street address (If PO Box, physical street address required)       Date of  birth |_|_| |_|_| |_|_|  |_| Male    |_| Female
                                                                                       Month  Day   Year

     _____________________________________________________________      Home telephone number |_|_|_| |_|_|_|-|_|_|_|_|
     City                        State       ZIP

     _____________________________________________________________      Date of trust* |_|_| |_|_| |_|_|   Is trust revocable?*
     Trustee name*                                                                     Month  Day  Year    |_| Yes     |_| No

                                                                        *This information is required for trusts.


1b   JOINT CONTRACT OWNER MAXIMUM AGE OF JOINT CONTRACT OWNER IS 90.


     _____________________________________________________________      Social Security number       |_|_|_|-|_|_|-|_|_|_|_|
     Full legal name
                                                                        Date of birth |_|_| |_|_| |_|_|   |_| Male    |_| Female
                                                                                      Month  Day   Year |_| Spouse  |_| Non-Spouse

2a   ANNUITANT  (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IF YOUNGER, WILL BE THE ANNUITANT.)
                 MAXIMUM AGE OF ANNUITANT IS 90.

     ____________________________________________________________       Social Security number       |_|_|_|-|_|_|-|_|_|_|_|
     Full legal name

     ____________________________________________________________       Date of  birth |_|_| |_|_| |_|_|  |_| Male    |_| Female
     Street address                                                                    Month  Day   Year

     _____________________________________________________________      Home telephone number |_|_|_| |_|_|_|-|_|_|_|_|
     City                        State       ZIP



2b   CONTINGENT ANNUITANT MAXIMUM AGE OF CONTINGENT ANNUITANT IS 90.

     ____________________________________________________________       Social Security number       |_|_|_|-|_|_|-|_|_|_|_|
     Full legal name

3    BENEFICIARY(IES) OF CONTRACT OWNER(LIST ADDITIONAL BENEFICIARIES ON SEPARATE SHEET. IF LISTING CHILDREN, USE FULL LEGAL NAMES.)

     ______________________________________________________________     ______________________________    _____________   ________
     Full legal name or trust name*   |_|    Primary  |_|Contingent     Relationship to Contract Owner    SSN/TIN                %
     ______________________________________________________________     ______________________________    _____________   ________
     Full legal name or trust name*   |_|    Primary  |_|Contingent     Relationship to Contract Owner    SSN/TIN                %
     ______________________________________________________________     ______________________________    _____________   ________
     Full legal name or trust name*   |_|   Primary  |_|Contingent      Relationship to Contract Owner    SSN/TIN                %
     ______________________________________________________________
     Executor/Trustee name*                                             Date of trust* |_|_| |_|_| |_|_|     Is trust revocable?*
                                                                                       Month  Day  Year      |_| Yes     |_| No

                                                                        *This information is required for trusts.

TO SPECIFY AN ANNUITY PAYMENT OPTION FOR YOUR BENEFICIARY, PLEASE COMPLETE THE BENEFICIARY PAYMENT OPTIONS FORM (29953SEI).

4    TYPE OF CONTRACT

     NONQUALIFIED:  |_| Initial Contribution  OR    |_|1035 Exchange


     TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): |_| Transfer (to same market) OR |_| Rollover (to different market)

     PLAN TYPE (CHECK ONE): |_| Roth IRA |_| Traditional IRA


Form 30070-APP SEI 05/01                                          Page 1                                                 VAR-M-100
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5a   ALLOCATION (THIS SECTION MUST BE COMPLETED.)
     Initial minimum: $25,000
     FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION BELOW. IF
     DCA OPTION IS SELECTED, THE ENTIRE AMOUNT OF EACH FUTURE
     CONTRIBUTION WILL FOLLOW THE ALLOCATION IN SECTION 5b.

     If no allocations are specified in Section 5a or 5b, the ENTIRE amount will be allocated to the Prime Obligation Fund pending instructions from the Contract Owner.

     PLEASE ALLOCATE MY CONTRIBUTION OF:

     $______________________ OR       $______________________
     Initial contribution             Approximate amount
                                      from previous carrier

     SELECT A PORTFOLIO

     ELECT ONLY ONE PORTFOLIO

     VP INSTITUTIONAL CORE PORTFOLIOS
     |_| Equity
     |_| Capital Growth
     |_| Growth & Income
     |_| Moderate Growth & Income
     VP GLOBAL CORE PORTFOLIOS
     |_| Equity
     |_| Capital Growth
     |_| Growth & Income
     |_| Moderate Growth & Income
     VP DOMESTIC PORTFOLIOS
     |_| Equity
     |_| Capital Growth
     |_| Growth & Income
     |_| Moderate Growth & Income

     THE PORTFOLIO SELECTED WILL BE AUTOMATICALLY REBALANCED
     EACH CALENDAR QUARTER ACCORDING TO THE PERCENTAGES
     DETERMINED BY SEI INVESTMENT MANAGEMENT CORP.

                       OR

     SELECT A CUSTOMIZED ALLOCATION

     USE WHOLE PERCENTAGES

     ________% VP Large Cap Growth Fund
     ________% VP Large Cap Value Fund
     ________% VP Small Cap Growth Fund
     ________% VP Small Cap Value Fund
     ________% VP International Equity Fund
     ________% VP Emerging Markets Equity Fund
     ________% VP Emerging Markets Debt Fund
     ________% VP Core Fixed Income Fund
     ________% VP High Yield Bond Fund
     ________% VP Prime Obligation Fund
                Fixed Account:           ________% 1 year
                                         ________% 3 years
                                         ________% 5 years

     =======% TOTAL (must = 100%)


5b   DOLLAR COST AVERAGING(COMPLETE ONLY IF ELECTING DCA.)
     $2,000 minimum required in the Holding Account

     Total amount to DCA:                    $_____________

     OR

     MONTHLY amount to DCA:                  $_____________

     OVER THE FOLLOWING PERIOD:               _____________
                                              MONTHS (6-12)

     FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     |_| DCA Fixed Account           *The DCA holding account
                                      and the DCA fund elected
                                      cannot be the same.
     |_| VP Prime Obligation Fund*


     INTO THE FUND(S) BELOW

     USE WHOLE PERCENTAGES

     ________% VP Large Cap Growth Fund

     ________% VP Large Cap Value Fund

     ________% VP Small Cap Growth Fund

     ________% VP Small Cap Value Fund

     ________% VP International Equity Fund

     ________% VP Emerging Markets Equity Fund

     ________% VP Emerging Markets Debt Fund

     ________% VP Core Fixed Income Fund

     ________% VP High Yield Bond Fund

     ________% VP Prime Obligation Fund*

     ========% TOTAL (must = 100%)

     FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY START A NEW DCA
     PROGRAM. INSTRUCTIONS MUST ACCOMPANY EACH DCA CONTRIBUTION.

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5c   CROSS-REINVESTMENT OR PORTFOLIO REBALANCING

     To elect either of these options, please complete the Cross-Reinvestment form (28051SEI) or the
     Portfolio Rebalancing form (28887SEI).

6    DEATH BENEFIT OPTION

     IF NO BENEFIT IS SPECIFIED, THE DEFAULT DEATH BENEFIT WILL BE THE RETURN OF PREMIUM DEATH BENEFIT.
     |_|I/We hereby elect the Account Value Death Benefit option.
     |_|I/We hereby elect the Return of Premium Death Benefit option.
     |_|I/We hereby elect the Annual Step-Up1 Death Benefit option.*
     |_|I/We hereby elect the 5% Step-Up1 Death Benefit option.*
     |_|I/We hereby elect the Estate Enhancement Benefit(2) rider.*
     |_|I/We hereby elect the Estate Enhancement Benefit(2) rider with the 5% Step-Up Death Benefit option.*

     * |_| I/We hereby elect the Accumulated Benefit Enhancement(3) in addition to the Death Benefit selected above. This option is available with the Annual
           Step-Up(1) Death Benefit, 5% Step-Up(1) Death Benefit, Estate Enhancement
           Benefit(2) rider or the Estate Enhancement Benefit(2) rider with the 5% Step-Up
           Death Benefit options.

     (1) The Annual Step-Up and 5% Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.

     (2) The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

     (3) The Accumulated Benefit Enhancement Death Benefit option may only be elected if the contract is nonqualified.

7    AUTOMATIC WITHDRAWALS

     |_|Please provide me with automatic withdrawals totaling ________ % of total contract value or $_____________ (minimum: $50 per dstribution/$300 annually) payable as follows:

     |_|Monthly |_| Quarterly      |_| Semi-annually    |_| Annually      Begin withdrawals in  |_|_|  |_|_|_|_|
                                                                                                Month   Year


     NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%. ADDITIONAL STATE TAX
     WITHHOLDING MAY BE REQUIRED DEPENDING ON STATE OF RESIDENCY.

     ELECT ONE: |_| Do withhold taxes   Amount to be withheld  _________ %  (must be at least 10%)

                |_| Do not withhold taxes

     PAYOUT     |_| Direct deposit   |_| Checking (ATTACH A "VOIDED" CHECK)    OR    |_| Savings (ATTACH A DEPOSIT SLIP)
     METHOD:
                I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National
                Automated Clearing House Association (NACHA).

                ____________________________________________                    ____________________________________
                Bank name                                                        Bank telephone number

                |_|    Send check to address of record
                |_|    Send check to the following alternate address:

                _____________________________________________________________________________________________________
                _____________________________________________________________________________________________________

 8   AUTOMATIC BANK DRAFT

     ________________________________________________________________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     ________________________________________________________________________________________________________________
     Bank name                                                             Bank telephone number


     $________________________
         Monthly amount                                Automatic bank draft start date:  |_|_|      |_|_|      |_|_|
                                                                                         Month   Day (1-28)    Year

     |_| Checking (ATTACH A "VOIDED" CHECK)    OR |_| Savings (ATTACH A DEPOSIT SLIP)


     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

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9    TELEPHONE/INTERNET AUTHORIZATION    (CHECK BOX IF THIS OPTION IS DESIRED.)

     |_| I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the
     Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, SEI Investments and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   REPLACEMENT

     Does the applicant have any existing life policies or annuity contracts?       |_| Yes      |_| No
     Will the proposed contract replace any existing annuity or life insurance?  |_| Yes         |_| No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _______________________________________________________________________________________________________________
     Company name

     _______________________________________________________________________________________________________________
     Plan name                                                                          Year issued


     FRAUD WARNING

     RESIDENTS OF ALL STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

11   SIGNATURES

     All statements made in this application are true to the best of my/our knowledge and belief, and
     I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for SEI Variable Annuity and SEI Investments and verify my/our understanding that ALL PAYMENTS AND
     VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUNDS IN THE SERIES, ARE
     VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the
     Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     _______________________________________________________________________________________
     Signed at (city)                                    State                                 Date |_|_|   |_|_|  |_|_|
                                                                                                     Month    Day    Year


     _______________________________________________________________________________________
     SIGNATURE OF CONTRACT OWNER                        JOINT CONTRACT OWNER (IF APPLICABLE)

     _______________________________________________________________________________________
     Signed at (city)                                     State                               Date |_|_|   |_|_|  |_|_|
                                                                                                    Month    Day    Year
     _______________________________________________________________________________________
     SIGNATURE OF ANNUITANT  (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR CUSTODIAN.)




                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.

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    THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.

12   INSURANCE IN FORCE    WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?

     ELECT ONE: |_| NO  |_| YES IF YES,PLEASE LIST THE INSURANCE IN FORCE ON THE LIFE OF THE PROPOSED CONTRACT OWNER(S)
                            AND ANNUITANT(S):
     (Attach a state replacement form if required by the state in which the application is signed.)

                                                                                                                     $
     ______________________________________________________________________________________________________________________________
     Company name                                                       Year issued                                  Amount


13   ADDITIONAL REMARKS

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________


 14  DEALER INFORMATION    LICENSING APPOINTMENT WITH LINCOLN LIFE IS REQUIRED FOR THIS APPLICATION TO BE PROCESSED.
                           IF MORE THAN ONE REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 13.

     |_|1       AND       |_| i4LIFE(SM) Advantage - complete election form
     If your client is not electing the i4LIFE(SM) Advantage today, does your client plan to add it in the future?   |_| Yes |_| No

     ________________________________________________________________________          |_|_|_| |_|_|_|-|_|_|_|_|
     Registered representative's name (print as it appears on NASD licensing)          Registered representative's telephone number

     ________________________________________________________________________          |_|_|_|-|_|_|-|_|_|_|_|
     Client account number at dealer (if applicable)                                   Registered representative's SSN

     ______________________________________               |_|_|_|-|_|_|-|_|_|_|_|
     Client account number at SEI                         Tax ID number of SEI account

     ______________________________________________________________________________________________________________________________
     Dealer's name
     ______________________________________________________________________________________________________________________________
     Branch address                                         City                                State                     ZIP

     |_| CHECK IF BROKER CHANGE OF ADDRESS    Rep Code at Firm________________________________________________________


15   REPRESENTATIVE'S SIGNATURE

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief.
     The representative also certifies that he/she has used only The Lincoln National Life Insurance
     Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     ______________________________________________________________________________________________________________________________
     Signature

                 Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:


SEI VARIABLE ANNUITY                  LINCOLN LIFE                     BY EXPRESS MAIL:     LINCOLN LIFE
                                      P.O. Box 7878                                         Attention:SEI Operations
                                      Fort Wayne, IN 46801-7878                             1300 South Clinton Street
                                                                                            Fort Wayne, IN 46802



            If you have any questions regarding this application, please call Lincoln Life at 877 734-2689.
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